--------------------------------------------------------------------------------
                                   Table of Contents
--------------------------------------------------------------------------------
Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   7
Statement of Operations................   8
Statement of Changes in Net Assets.....   9
Financial Highlights...................  10
Notes to Financial Statements..........  11
Independent Auditors' Report...........  14
Dividend Reinvestment Plan.............  15



Page 1
--------------------------------------------------------------------------------
                            Letter to Shareholders
--------------------------------------------------------------------------------
October 12, 1995

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Dear Shareholder:
  The first eight months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains for the period ended August 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.


Economic Overview
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Evidence of this guided slowdown was reflected in gross domestic product for the second quarter, which grew at an annual rate of 1.3 percent, substantially lower than its first quarter rate of 2.7 percent and fourth quarter 1994 rate of 5.1 percent. While other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by
0.25 percent on July 6. Financial markets, perceiving the Fed's monetary initiatives had taken hold without driving the economy into a recession, rallied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in the opposite direction). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December to 6.66 percent at the end of August, while its price rose more than 14 percent. Likewise, the yield on the Bond Buyer's Municipal Bond Index fell from 7.28 percent at the end of December to 6.30 percent at the end of August. Although municipal bond yields have declined, they are still offering competitive yields, particularly to those investors in higher tax brackets.

Performance Summary
  The Trust produced a tax-exempt distribution rate of 6.72 percent<F3>, based on the closing stock price of $16.25 per common share on August 31, 1995. Since income from the Trust is

(Continued on page two)
exempt from federal and state income tax, it is also important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for Pennsylvania residents in the combined marginal tax bracket of 37.8 percent, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 10.80 percent<F4>. Additionally, for the one-year period ended
August 31, 1995, the Trust generated a total return at market price of
8.02 percent <F1>, which includes reinvestment of dividends and capital gains. One element influencing the performance of the municipal market this year has been the ongoing debate over tax reform. While there has been varied speculation about the impact of reform, no one is certain about what will happen. Consequently, the municipal market may continue to experience short-term market fluctuations as various proposals come to the forefront. We will keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

Outlook
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for further signs that the economy has settled into a slow growth pattern. We anticipate the economy will grow at an annual rate between 2 and 3 percent in the second half of the year, and that inflation will run at an annualized rate between 3.1 and 3.3 percent. Based upon a generally modest growth and low inflation outlook, we believe fixed-income markets---including municipal bonds---will continue to make positive gains.
  As interest rates continue to fall in response to further easing by the Fed, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. We believe the Trust's portfolio is well positioned to take advantage of a declining and sustained short-term interest rate environment.
  Once again, it is important to remember that financial markets will inevitably experience highs and lows, but by maintaining a long-term investment perspective, you may ride the ups and downs of the markets more easily as you pursue your investment goals.
  Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

--------------------------------------------------------------------------------
            Performance Results for the Period Ended August 31, 1995
            Van Kampen Merritt Pennsylvania Quality Municipal Trust
                           NYSE Ticker Symbol -- VPQ
--------------------------------------------------------------------------------

Total Returns
One-year total return based on market price<F1>.........................................   8.02%
One-year total return based on NAV<F2>..................................................   8.90%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    7.28%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....   11.70%
Distribution rate as a % of closing common stock price<F3>.............................    6.72%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   10.80%

Share Valuations
Net asset value......................................................................  $   16.71
Closing common stock price...........................................................  $  16.250
One-year high common stock price (07/11/95)..........................................  $  16.625
One-year low common stock price (11/18/94)...........................................  $  13.375
Preferred share rate<F5>.............................................................      3.85%

<F1>   Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>   Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>   Distribution rate represents the monthly annualized distributions of the
       Trust at the end of the period and not the earnings of the Trust.

<F4>   The taxable-equivalent distribution rate is calculated assuming a 37.8%
       combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

<F5>   See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
                                    Portfolio of Investments

                                        August 31, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Par
Amount                                                                            Market
(000)    Description                                          Coupon   Maturity   Value
--------------------------------------------------------------------------------------------
         Municipal Bonds
         Pennsylvania   89.5%
$ 6,500  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
         Intl Arpt Ser B (FSA Insd) ........................   6.625%  01/01/22  $  6,719,635
  7,475  Allegheny Cnty, PA Hosp Dev Auth Rev Saint
         Margaret Mem Hosp .................................   7.125   10/01/21     7,713,602
  2,575  Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
         Insd) .............................................       *   12/01/08     1,253,124
  2,580  Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
         Insd) .............................................       *   06/01/09     1,202,435
  1,645  Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
         Insd) .............................................       *   12/01/09       745,679
  2,475  Allentown, PA Area Hosp Auth Rev Sacred Heart Hosp
         of Allentown ......................................   7.500   07/01/06     2,621,619
  2,690  Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
         Cnty Mem Hosp Ser A ...............................   7.200   11/01/06     2,621,378
  5,500  Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
         Cnty Mem Hosp Ser A ...............................   7.500   11/01/16     5,258,330
  1,000  Chester Cnty, PA Hlth & Edl Fac Auth Hosp Rev Bryn
         Mawr Rehab Hosp Rfdg (Prerefunded @ 07/01/02) .....   6.900   07/01/07     1,147,490
  1,150  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   03/01/03       799,859
  1,130  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   09/01/03       767,157
  1,195  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   03/01/04       784,039
  1,220  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   09/01/04       780,849
  1,220  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   03/01/05       753,301
  1,220  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   09/01/05       734,428
  1,220  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   03/01/06       707,283
  1,020  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   09/01/06       576,188
  1,220  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   03/01/07       662,533
  1,220  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   09/01/07       645,185
  1,190  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   03/01/08       603,211
  1,205  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   09/01/08       594,439
  1,220  Chichester Sch Dist PA Ser B (FGIC Insd) ..........       *   09/01/09       560,761
  7,310  Dauphin Cnty, PA Hosp Auth Rev Cmnty Genl
         Osteopathic Hosp Rfdg .............................   7.375   06/01/16     7,495,528
  6,000  Delaware Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Philadelphia Elec Co Proj .........................   7.375   04/01/21     6,445,680
 18,000  Emmaus, PA Genl Auth Rev Local Govt Pool G (FGIC
         Insd) .............................................   7.000   05/15/18    19,553,580
  4,000  Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly Med
         Rfdg (FHA Gtd) ....................................   7.000   08/01/22     4,219,160
    500  Lancaster, PA Indl Dev Auth Coml Rev First Mtg
         Kmart Corp Ser A Rfdg .............................   7.100   09/15/07       529,700

See Notes to Financial Statements

--------------------------------------------------------------------------------
                                  Portfolio of Investments (Continued)

                                           August 31, 1995
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Par
Amount                                                                                   Market
(000)    Description                                                Coupon   Maturity    Value
---------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$  4,000  Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd Rehab
          Hosp ...................................................   7.500%  11/15/21  $  4,120,080
   5,500  Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg Hosp Ser
          B ......................................................   8.100   07/15/10     5,906,615
   3,100  Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          Abington Hosp (Embedded Cap) (AMBAC Insd) <F2> .........   6.000   06/01/16     3,090,762
     950  Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          Pottstown Mem Med Cent Proj ............................   7.000   11/15/99     1,008,225
   1,250  Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          Pottstown Mem Med Cent Proj ............................   7.350   11/15/05     1,314,137
   2,345  Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          Pottstown Mem Med Cent Proj ............................   6.875   11/15/20     2,334,916
   6,000  Montgomery Cnty, PA Indl Dev Auth Rev Res Recovery .....   7.500   01/01/12     6,453,300
   2,000  Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Macmillan
          Ltd Partnership Proj ...................................   7.600   12/01/20     2,165,940
   2,750  Pennsylvania Hsg Fin Agy Single Family Mtg Ser 27 (FHA
          Gtd) ...................................................   8.100   10/01/10     2,950,200
   1,000  Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 34B (FHA Gtd) ...........................   7.000   04/01/24     1,041,750
   2,000  Pennsylvania Hsg Fin Agy Single Family Mtg Ser 42 ......   6.850   04/01/25     2,072,120
   7,000  Pennsylvania Intergvtl Coop Auth Spl Tax Rev City of
          Philadelphia (Prerefunded @ 06/15/02) ..................   6.800   06/15/22     7,884,240
  17,015  Pennsylvania St Higher Edl Assistance Agy Student Ln
          Rev Ser A (Prerefunded @ 10/01/01) (AMBAC Insd) ........   7.050   10/01/16    17,966,649
   1,000  Pennsylvania St Higher Edl Fac Auth College & Univ Rev
          Hahnemann Univ Proj (MBIA Insd) ........................   7.200   07/01/19     1,103,040
   3,000  Pennsylvania St Higher Edl Fac Auth College & Univ Rev
          Trustees Univ Ser A ....................................   6.625   01/01/17     3,052,530
   2,200  Pennsylvania St Higher Edl Fac Auth Rev Med College PA
          Ser A ..................................................   8.375   03/01/11     2,384,756
   4,250  Philadelphia, PA Arpt Rev Ser A (AMBAC Insd) ...........   6.100   06/15/25     4,232,150
   3,000  Philadelphia, PA Gas Wks Rev Ser 14 (FSA Insd) .........   6.250   07/01/08     3,185,250
   2,000  Philadelphia, PA Gas Wks Rev Ser 14 (Cap Guar Insd) ....   6.375   07/01/14     2,104,960
   7,165  Philadelphia, PA Muni Auth Rev Justice Lease Ser B
          (Prerefunded @ 11/15/01) (FGIC Insd) ...................   7.125   11/15/18     8,268,912
   5,000  Philadelphia, PA Wtr & Swr Rev Ser 16 (Prerefunded @
          08/01/01) ..............................................   7.500   08/01/10     5,802,800
   5,500  Philadelphia, PA Wtr & Swr Rev Ser 16 (Prerefunded @
          08/01/01) ..............................................   7.000   08/01/18     6,158,515
   3,000  Philadelphia, PA Wtr & Wastewtr Rev (MBIA Insd) ........   5.625   06/15/08     3,078,210
   2,000  Philadelphia, PA Wtr & Wastewtr Rev (MBIA Insd) ........   5.500   08/01/14     1,929,280

See Notes to Financial Statements

--------------------------------------------------------------------------------
                                  Portfolio of Investments (Continued)

                                           August 31, 1995
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Par
Amount                                                                             Market
(000)    Description                                           Coupon   Maturity   Value
---------------------------------------------------------------------------------------------------
         Pennsylvania (Continued)
$  2,000  Philadelphia, PA Wtr & Wastewtr Rev Reg Fixed
          Airs (FGIC Insd) .................................   5.650%  06/15/12  $   1,938,720
   1,000  Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Rev Ser B
          (FSA Insd) .......................................   5.750   09/01/25        977,640
   1,035  Unity Township, PA Muni Auth Gtd Swr Cap Apprec
          (AMBAC Insd) .....................................       *   11/01/19        245,688
                                                                                 -------------
                                                                                   179,267,558
                                                                                 -------------
          Puerto Rico  7.0%
   2,485  Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser X Rfdg ...............................    5.000  07/01/02      2,509,154
  14,000  Puerto Rico Comwlth Pub Impt Rfdg ................        *  07/01/04      8,953,560
   1,560  Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg .....    6.000  07/01/14      1,549,408
     990  Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
          Ser K Rfdg .......................................    6.600  07/01/04      1,075,645
                                                                                 -------------
                                                                                    14,087,767
                                                                                 -------------
          U. S. Virgin Islands  2.0%
   3,750  Virgin Islands Pub Fin Auth Rev
          Matching Fd Ln Nts Ser A Rfdg ....................    7.250  10/01/18      3,964,050
                                                                                 -------------

Total Long-Term Investments   98.5%
 (Cost $183,659,566) <F1>......................................................    197,319,375

Other Assets in Excess of Liabilities  1.5%....................................      2,938,883
                                                                                 -------------
Net Assets  100%...............................................................  $ 200,258,258
                                                                                 -------------
                                                                                 -------------
*Zero coupon bond

<F1>  At August 31, 1995, cost for federal income tax purposes is $183,659,566;
      the aggregate gross unrealized appreciation is $13,878,047 and the aggregate gross unrealized depreciation is $218,238, resulting in net unrealized appreciation of $13,659,809.

<F2>  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.


The following table summarizes the portfolio composition at August 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


                   Portfolio Composition by Credit Quality
                            AAA...........    50.6%
                            AA............     4.6
                            A.............    10.4
                            BBB...........    28.4
                            B.............     4.0
                            Non-Rated.....     2.0
                                            -------
                                             100.0%
                                            -------
                                            -------

See Notes to Financial Statements

-------------------------------------------------------------------------------------------------------------
                                     Statement of Assets and Liabilities

                                              August 31, 1995
-------------------------------------------------------------------------------------------------------------

Assets:
Investments, at Market Value (Cost $183,659,566) (Note 1).....................................  $  197,319,375
Receivables:
   Interest...................................................................................       3,352,683
   Investments Sold...........................................................................         505,157
Unamortized Organizational Expenses (Note 1)..................................................           6,437
                                                                                                --------------
     Total Assets.............................................................................     201,183,652
                                                                                                --------------
Liabilities:
Payables:
   Custodian Bank.............................................................................         410,600
   Income Distributions - Common and Preferred Shares.........................................         210,489
   Investment Advisory Fee (Note 2)...........................................................         117,672
   Administrative Fee (Note 2)................................................................          33,621
Accrued Expenses..............................................................................         153,012
                                                                                                --------------
     Total Liabilities........................................................................         925,394
                                                                                                --------------
Net Assets....................................................................................  $  200,258,258
                                                                                                --------------
                                                                                                --------------
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,300 issued with
   liquidation preference of $50,000 per share) (Note 5)......................................  $   65,000,000
                                                                                                --------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
   8,096,647 shares issued and outstanding) (Note 3)..........................................          80,966

Paid in Surplus ..............................................................................     119,701,364
Net Unrealized Appreciation on Investments....................................................      13,659,809
Accumulated Undistributed Net Investment Income...............................................       1,732,284
Accumulated Net Realized Gain on Investments..................................................          83,835
                                                                                                --------------
     Net Assets Applicable to Common Shares...................................................     135,258,258
                                                                                                --------------
Net Assets....................................................................................  $  200,258,258
                                                                                                --------------
                                                                                                --------------
Net Asset Value Per Common Share ($135,258,258 divided by 8,096,647 shares outstanding).......  $        16.71
                                                                                                --------------
                                                                                                --------------
See Notes to Financial Statements


--------------------------------------------------------------------------------
                             Statement of Operations

                         For the Year Ended August 31, 1995
--------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $   13,008,827
                                                                  ---------------
Expenses:
Investment Advisory Fee (Note 2)................................       1,357,838
Administrative Fee (Note 2).....................................         387,954
Preferred Share Maintenance (Note 5)............................         175,705
Legal (Note 2)..................................................          36,005
Trustees Fees and Expenses (Note 2).............................          19,327
Amortization of Organizational Expenses (Note 1)................           5,993
Other...........................................................         254,453
                                                                  ---------------
     Total Expenses.............................................       2,237,275
                                                                  ---------------
Net Investment Income...........................................  $   10,771,552
                                                                  ---------------
                                                                  ---------------
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
   Proceeds from Sales..........................................  $   28,308,938
   Cost of Securities Sold......................................     (28,225,103)
                                                                  ---------------
Net Realized Gain on Investments ...............................          83,835
                                                                  ---------------
Unrealized Appreciation/Depreciation on Investments:
   Beginning of the Period......................................      10,902,654
   End of the Period............................................      13,659,809
                                                                  ---------------
Net Unrealized Appreciation on Investments During the Period....       2,757,155
                                                                  ---------------
Net Realized and Unrealized Gain on Investments.................  $    2,840,990
                                                                  ---------------
                                                                  ---------------
Net Increase in Net Assets from Operations......................  $   13,612,542
                                                                  ---------------
                                                                  ---------------

See Notes to Financial Statements

 -----------------------------------------------------------------------------------------------------
                              Statement of Changes in Net Assets

                            For the Years Ended August 31, 1995 and 1994
-----------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended
                                                                     August 31, 1995  August 31, 1994
-----------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $   10,771,552   $   10,793,624
Net Realized Gain on Investments...................................          83,835           20,025
Net Unrealized Appreciation/Depreciation on Investments
   During the Period...............................................       2,757,155      (12,467,120)
                                                                     ---------------  ---------------
Change in Net Assets from Operations ..............................      13,612,542       (1,653,471)
                                                                     ---------------  ---------------
Distributions from Net Investment Income:
   Common Shares...................................................      (8,829,797)      (8,806,930)
   Preferred Shares................................................      (2,525,157)      (1,726,520)
                                                                     ---------------  ---------------
                                                                        (11,354,954)     (10,533,450)
                                                                     ---------------  ---------------
Distributions from Net Realized Gain on Investments:
   Common Shares...................................................         (16,968)        (310,345)
   Preferred Shares................................................          (3,068)         (43,060)
                                                                     ---------------  ---------------
                                                                            (20,036)        (353,405)
                                                                     ---------------  ---------------
Total Distributions................................................     (11,374,990)     (10,886,855)
                                                                     ---------------  ---------------
Net Change in Net Assets from Investment Activities................       2,237,552      (12,540,326)
From Capital Transactions (Note 3):

Value of Common Shares Issued Through Dividend Reinvestment........         335,636          232,244
                                                                     ---------------  ---------------
Total Increase/Decrease in Net Assets..............................       2,573,188      (12,308,082)

Net Assets:
Beginning of the Period............................................     197,685,070      209,993,152
                                                                     ---------------  ---------------
End of the Period (Including undistributed net investment income
   of $1,732,284 and $2,315,686, respectively......................  $   200,258,258   $  197,685,070
                                                                     ---------------  ---------------
                                                                     ---------------  ---------------

 See Notes to Financial Statements

------------------------------------------------------------------------------------------
                                         Financial Highlights
            The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------
                                                                        September 27, 1991
                                                                             (Commencement
                                               Year Ended August 31          of Investment
                                         -----------------------------      Operations) to
                                         1995        1994         1993     August 31, 1992
------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of the Period <F1>........  $  16.431   $  17.987    $  16.387   $  14.788
                                         ----------  -----------  ----------  ----------
   Net Investment Income...............      1.331       1.338        1.344       1.092
   Net Realized and Unrealized
     Gain/Loss on Investments..........       .349      (1.544)       1.685       1.460
                                         ----------  -----------  ----------  ----------
Total from Investment Operations.......      1.680       (.206)       3.029       2.552
                                         ----------  -----------  ----------  ----------
Less:
   Distributions from Net
     Investment Income:
     Paid to Common Shareholders.......      1.092       1.092        1.042        .754
     Common Share Equivalent of
       Distributions Paid to
       Preferred Shareholders..........       .312        .214         .186        .199
   Distributions from Net Realized
     Gain on Investments:
     Paid to Common Shareholders.......       .002        .039         .161         -0-
     Common Share Equivalent of
       Distributions Paid to
       Preferred Shareholders..........        -0-        .005         .040         -0-
                                         ----------  -----------  ----------  ----------
Total Distributions....................      1.406       1.350        1.429        .953
                                         ----------  -----------  ----------  ----------
Net Asset Value, End of the Period.....  $  16.705   $  16.431    $  17.987   $  16.387
                                         ----------  -----------  ----------  ----------
                                         ----------  -----------  ----------  ----------
Market Price Per Share
   at End of the Period................  $  16.250   $  16.125    $  17.625   $  15.750
Total Investment Return at
   Market Price (Non-Annualized) <F2>..       8.02%      (2.22%)      20.26%      10.22%
Total Return at Net Asset Value
   (Non-Annualized) <F3>...............       8.90%      (2.45%)      17.85%      14.65%
Net Assets at End of the Period
   (In millions).......................  $   200.3   $   197.7    $   210.0   $   197.0
Ratio of Expenses to Average
   Net Assets Applicable to
   Common Shares (Annualized)..........       1.73%       1.64%        1.64%       1.58%
Ratio of Expenses to Average
   Net Assets (Annualized).............       1.15%       1.12%        1.11%       1.11%
Ratio of Net Investment Income to
   Average Net Assets
   Applicable to Common Shares
   (Annualized) <F4>...................       6.37%       6.54%        6.85%       6.28%
Portfolio Turnover.....................      14.69%        .96%        4.38%      55.37%

<F1>  Net asset value at September 27, 1991, is adjusted for common and preferred share  offering costs of $.212 per common share.

<F2>  Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 See Notes to Financial Statements

--------------------------------------------------------------------------------
                            Notes to Financial Statements

                                   August 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen Merritt Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on September 27, 1991.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation---Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions---Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income---Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses---The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs are being amortized on a straight line basis over the 60 month period ending September 26, 1996. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

--------------------------------------------------------------------------------
                  Notes to Financial Statements (Continued)

                               August 31, 1995
--------------------------------------------------------------------------------

E. Federal Income Taxes---It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains---The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the year ended August 31, 1995, the Trust recognized expenses of approximately $18,200 representing VKAC's cost of providing accounting and legal services to the Trust.
  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at August 31, 1995, was approximately $22,800.

--------------------------------------------------------------------------------
                 Notes to Financial Statements (Continued)

                             August 31, 1995
--------------------------------------------------------------------------------

At August 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Capital Transactions
At August 31, 1995 and 1994, paid in surplus related to common shares aggregated $119,701,364 and $119,365,942, respectively.
  Transactions in common shares were as follows:

                           Year Ended       Year Ended
                           August 31, 1995  August 31, 1994

-----------------------------------------------------------
Beginning Shares.........        8,075,216        8,060,902
Shares Issued Through
Dividend Reinvestment....           21,431           14,314
                           ---------------  ---------------
Ending Shares............        8,096,647        8,075,216
                           ---------------  ---------------
                           ---------------  ---------------

4.  Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended August 31, 1995, were $28,079,619 and $28,225,103, respectively.


5. Preferred Shares
The Trust has outstanding 1,300 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on August 31, 1995, was 3.85% and for the year ended August 31, 1995, the rates ranged from 3.15% to 4.25%.
  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

--------------------------------------------------------------------------------
                         Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Van Kampen Merritt Pennsylvania Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Pennsylvania Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Pennsylvania Quality Municipal Trust as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP
Chicago, Illinois
October 3, 1995

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                  One Parkview Plaza, Oakbrook Terrace, IL 60181
                                Attn: Closed-End Funds

--------------------------------------------------------------------------------
                 Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

--------------------------------------------------------------------------------
           Van Kampen Merritt Pennsylvania Quality Municipal Trust
--------------------------------------------------------------------------------
Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer


Investment Adviser

Van Kampen American Capital
Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995
All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.